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                                                                    EXHIBIT 10


                  INDEMNIFICATION AND REIMBURSEMENT AGREEMENT



                                                              ____________, 1996


SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, CA  90067-6022


Dear Ladies and Gentlemen:

          Mr. Eli Broad (the "Selling Stockholder") confirms his agreement with SunAmerica Inc., a Maryland corporation (the "Company"), in connection with the proposed issue and sale by Merrill Lynch & Co., Inc., a Delaware corporation ("ML & Co."), to Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter"), pursuant to an underwriting agreement (the "Underwriting Agreement") to be entered into between ML & Co. and the Underwriter of an aggregate of 3,000,000 of ML & Co.'s Structured Yield Product Exchangeable for Stock (each, a "STRYPES"), payable at maturity or upon redemption by the delivery of shares of Common Stock, par value $1.00 per share (the "SunAmerica Common Stock"), of the Company, subject to ML & Co.'s right to deliver an amount in cash. In addition, the Underwriting Agreement will provide for the issue and sale by ML & Co. to the Underwriter up to 450,000 additional STRYPES solely to cover over-allotments, if any.

          The Selling Stockholder understands that the Underwriter proposes to make a public offering (the "Offering") of the STRYPES as soon as the Underwriter deems advisable after the Underwriting Agreement and a registration agreement (the "Registration Agreement") to be entered into among the Company, the Selling Stockholder, the Underwriter and ML & Co., have been executed and delivered. The Selling Stockholder acknowledges that the execution and delivery of this Agreement is a condition to the execution and deliver of the Registration Agreement by the Company and that, in consideration of the execution and delivery of the Registration Agreement by the Company, the Selling Stockholder is willing to make the representations, warranties and covenants herein contained.

          The Selling Stockholder understands that the Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on
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Form S-3 (No. 333-4111) covering the registration of 3,450,000 shares of
SunAmerica Common Stock that may be delivered at maturity or upon redemption of the STRYPES under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Each prospectus used before such registration statement becomes effective is herein called a "SunAmerica Preliminary Prospectus." Such registration statement, including the exhibits thereto, the schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it becomes effective, is herein called the "SunAmerica Registration Statement." Any registration statement filed pursuant to 462(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") is herein referred to as the "SunAmerica Rule 462(b) Registration Statement," and after such filing the term "SunAmerica Registration Statement" shall include the SunAmerica Rule 462(b) Registration Statement. The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Underwriter for use in connection with the offering of the Securities is herein called the "SunAmerica Prospectus." For purposes of this Agreement, all references to the SunAmerica Registration Statement, any Sunamerica Preliminary Prospectus, the SunAmerica Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to he Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

          All references in the Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the SunAmerica Registration Statement, any SunAmerica Preliminary Prospectus or the SunAmerica Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the SunAmerica Registration Statement, any SunAmerica Preliminary Prospectus or the SunAmerica Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Sunamerica Registration Statement, any SunAmerica Preliminary Prospectus or the SunAmerica Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act"), which is incorporated by reference in the SunAmerica Registration Statement, such SunAmerica Preliminary Prospectus or the SunAmerica Prospectus, as the case may be.

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          Prior to the closing under the Underwriting Agreement, Merrill Lynch
Capital Services Inc., a wholly-owned subsidiary of ML & Co. (the "ML & Co. Subsidiary"), and the Selling Stockholder will enter into a contract (the "Stock Agreement"), pursuant to which the Selling Stockholder will be obligated to deliver to the ML & Co. Subsidiary, upon maturity or redemption of the Stock Agreement, a specified number of shares of stock of the Company, subject to the Selling Stockholder's option, exercisable in his sole discretion, to satisfy his obligation under the Stock Agreement by delivering upon maturity or redemption a specified amount of cash in lieu of such shares.

          1.  Representations and Warranties.  The Selling Stockholder
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represents and warrants to the Company as follows:

          (i) Execution and Delivery of the Agreement.  This Agreement has been
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duly executed and delivered by the Selling Stockholder.

          (ii)  Absence of Defaults and Conflicts.  The execution, delivery and
                ---------------------------------
performance by the Selling Stockholder of this Agreement and the consummation by the Selling Stockholder of the transactions contemplated herein and compliance by the Selling Stockholder with its obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Stockholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument to which the Selling Stockholder is a party or by which he may be bound, or to which any of the property or assets of the Selling Stockholder is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not, singly or in the aggregate, materially and adversely affect the ability of the Selling Stockholder to perform his obligations under this Agreement), nor will such action result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Stockholder or any of his assets, properties or operations (except for such violations that would not singly or in the aggregate, materially and adversely affect the ability of the Selling Stockholder to perform his obligations under this Agreement).

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          2.  Indemnification and Contribution.  The Selling Stockholder agrees
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to indemnify and hold harmless the Company, its directors, its officers who sign the SunAmerica Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages and liabilities, joint or several (including, without limitation, any legal or other expenses reasonably incurred by the Company, its directors, its officers who sign the SunAmerica Registration Statement or any such controlling person in connection with defending or investigating any such action or claim) arising in connection with the Offering, including without limitation any such claims, damages or liabilities (i) caused by any untrue statement or alleged untrue statement of a material fact contained in the SunAmerica Registration Statement (or any amendment thereto), any SunAmerica Preliminary Prospectus or the SunAmerica Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) initiated by or owed to the Underwriter or ML & Co. pursuant to the Registration Agreement (including, without limitation, any such claims, damages or liabilities (A) caused by a breach by the Company of any representation or warranty of the Company contained in the Registration Agreement or (B) pursuant to the indemnification or contribution provisions of the Registration Agreement).
This indemnity will be in addition to any liability which the Selling
Stockholder may otherwise have.

          In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to the preceding paragraph, such person (the "indemnified party") shall promptly notify the person against who such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, and the fees and expenses of such counsel shall be at the expense of such indemnifying party. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same

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jurisdiction, be liable for the fees and expenses of more than one separate firm
(in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgement for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          If the indemnification provided for in the first paragraph of this
Section 2 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Selling Stockholder on the one hand and the Company on the other hand from the Offering or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Selling Stockholder on the one hand and of the Company on the other hand in connection with such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

          The Selling Stockholder and the Company agree that it would not be just or equitable if contribution pursuant to this Section 2 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection

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with investigating or defending any such action or claim.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 2 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          The indemnity and contribution provisions contained in this Section 2 and the representations and warranties of the Selling Stockholder contained herein shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Company, its directors or officers or any person controlling the Company or on behalf of the Selling Stockholder and (iii) acceptance of and payment for any of the STRYPES by the Underwriter.

          3.  Expenses.  The Selling Stockholder will pay all expenses incident
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to the performance of his obligations in connection with the Offering.  In addition, the Selling Stockholder will reimburse the Company for all out-of-pocket expenses incurred in connection with the Offering, including, without limitation, all expenses incident to the performance by the Company of its obligations under the Registration Agreement and the expenses of printing all documents relating to the Offering and of the mailing and delivering of copies thereof to the Underwriter and any fees charged by investment rating agencies for rating the Securities. The Selling Stockholder's obligations set forth in this Section 3 shall be without regard to whether the Underwriting Agreement or the Registration Agreement is executed or the Offering is consummated.

          4.  Miscellaneous.  This Agreement may be signed in any number of
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counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon thereto and hereto were upon the same instrument.

            This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

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          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Selling Stockholder a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Selling Stockholder and the Company in accordance with its terms.

                                              Very truly yours,



                                              __________________
                                              Eli Broad


CONFIRMED AND ACCEPTED,
   as of the date first above written:


SUNAMERICA INC.



By____________________
Name:
Title:

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